Exhibit 99.1
Great Plains Energy
Investor Presentation
June 2012
June 2012 Investor Presentation

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

June 2012 Investor Presentation

Overview

June 2012 Investor Presentation

• Solid Midwest fully regulated electric utility operating under the
 KCP&L brand
• Company attributes
 – Regulated operations in Kansas and Missouri
 – ~826,000 customers / 3,100 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – ~3,600 circuit miles of transmission lines; ~ 22,200 circuit miles of distribution lines
 – ~$9.1bn in assets at 2011YE
 – ~$5.6bn in rate base at 2011YE
Service Territories: KCP&L and GMO
Business Highlights
2011 Retail MWh Sold by Customer Type
2011 Retail MWh Sales by Jurisdiction
2011 MWh Generated by Fuel Type
Total: ~ 23,404 MWhs*
Total: ~ 23,404 MWhs*
Total: ~ 25,952 MWhs*
Solid Vertically-Integrated Midwest Utility
* In thousands

June 2012 Investor Presentation

GXP’s Transformation: 2005 - 2011
2005 - 2,382
2011 - 3,053
INCREASE = 28%
2005 - 500,000
2011 - 823,000
INCREASE = 65%
2005 - 14,400
2011 - 25,800
INCREASE = 79%
2005 - 2,788 MW
2011 - 4,349 MW
INCREASE = 56%
2005 - $2.12 Billion
2011 - $5.59 Billion
INCREASE = 164%
Customers

June 2012 Investor Presentation

Focused on Delivering Value to Shareholders
Earnings Growth
Expected Through Reduced Regulatory Lag, Disciplined Cost
Management and Long-Term Rate Base Growth
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets
Objective: Improved Total Shareholder Returns

June 2012 Investor Presentation

• Strong emphasis on improving credit metrics
 – Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+
• Dividend is reviewed quarterly in context of this objective as well as a belief that a sustainable and increasing dividend is a key driver of TSR and therefore a desirable goal
• Target payout ratio remains 50-70%
Commitment to Solid Dividend
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets
• Company’s objective is to create shareholder value through
 – Increased earnings from reduced lag, disciplined cost management and long-term asset growth
 – A competitive dividend that complements this growth platform
*FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix

June 2012 Investor Presentation

• Proven track record of constructive regulatory treatment
• Credibility with regulators in terms of planning and execution of large, complex projects
• Competitive retail rates on a regional and national level supportive of potential future investment
Diligent Regulatory
Approach
• Target significant reduction in regulatory lag
• Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of TSR
• Improvement in / stability of key credit metrics is a priority
Focused on
Shareholder Value
Creation
Excellent Relationships
with Key Stakeholders
• Customers - focused on top tier customer satisfaction
• Suppliers - strategic supplier alliances focused on long-term supply chain value
• Employees - strong relations between management and labor (3 IBEW locals)
• Communities - leadership, volunteerism and high engagement in the areas we serve
• Environmental - additional ~$1 billion of “High Likelihood” capital projects planned to comply with existing / proposed environmental rules
• Transmission - formed Transource Energy, LLC joint venture to pursue competitive transmission projects
• Renewables - driven by Collaboration Agreement and MO/KS RPS
• Other Growth Opportunities - selective future initiatives that will leverage our core strengths
Attractive Platform for
Long-Term Growth
GXP - Platform for Shareholder Value

June 2012 Investor Presentation

Operations and Regulatory Strategy

June 2012 Investor Presentation

Environmental
• Estimated cost of compliance with current
 / proposed legislation = approximately $1
 billion:
 – La Cygne
 • Unit 1 (368 MW*) - scrubber
 and baghouse - 2015
 • Unit 2 (343 MW*) - full Air
 Quality Control System
 (“AQCS”) - 2015
 – Montrose 3 (176 MW) - full AQCS -
 2020 (approximately)
 – Sibley 3 (364 MW) - scrubber and
 baghouse - 2017 (approximately)
• Other retrofits less likely and therefore
     not included in estimated cost of
     compliance:
 – Montrose 1 (170 MW)
 – Montrose 2 (164 MW**)
 – Sibley 1 and 2 (total capacity 99
 MW)
 – Lake Road 4 and 6 (93 MW**)
Upon completion of La Cygne during the second quarter 2015, we expect that 72 percent of our coal fleet will have emission-reducing scrubbers installed.
Net book value of “Less
Likely” projects total
approximately $100 million
* KCP&L’s share of jointly-owned facility
** In connection with KCP&L’s and GMO’s Integrated Resource Plan (IRP) filings with the Missouri Public Service Commission in April 2012, these projects may move from less likely to more likely but it is not expected to materially impact the overall $1 billion current estimate of capital expenditures.

June 2012 Investor Presentation

Renewable Energy and Energy Efficiency
• Company-owned assets and commitments
 in place that will increase renewable
 portfolio to approximately 600 MW of wind
 and hydroelectric power
• Future renewable requirements driven by
 the Renewable Portfolio Standards (“RPS”)
 in Missouri and Kansas
• Flexibility regarding acquisition of future
 renewable resources:
 – Through Purchased Power Agreements
 (“PPAs”) and purchases of Renewable
 Energy Credits (“RECs”); or
 – Adding to rate base if supported by
 credit profile and available equity and
 debt financing
• Energy efficiency expected to be a key
 component of future resource portfolio:
 – Aggressive pursuit planned with
 appropriate regulatory recovery
The 99 turbines at our Spearville, Kan., Wind Energy Facility produce enough environmentally friendly, emission-free electricity to supply nearly 49,000 homes annually.

June 2012 Investor Presentation

Transmission
• Formed Transource Energy, LLC, a
 joint venture with American Electric
 Power, to pursue competitive
 transmission projects
• GXP will seek regulatory approval to
 novate two significant projects to
 Transource:
 – Iatan-Nashua 345kV line -
 Projected $54M total cost and
 2015 in-service date
 – Sibley-Maryville-Nebraska City
 345kV line - Projected $380M
 total cost and 2017 in-service
 date
 Iatan-Nashua 345kV, 30 miles, $54M
 Expected in-service: 2015
 Sibley-Maryville-Nebraska City 345kV, 170 miles,
 projected cost ~$380M

June 2012 Investor Presentation

Plant Operations
• No additional baseload
 generation expected for
 several years
• Targeting modest
 improvements in existing fleet
 performance in the coming
 years
• No changes currently planned
 regarding nuclear’s role in the
 portfolio
Iatan 2,850-megawatt coal-fired power plant recognized as
power plant of the year by Power Magazine

June 2012 Investor Presentation

Regulatory
• Our rates continue to compare well regionally and nationally
• During the Comprehensive Energy Plan, the Company received fair and constructive rate treatment in both Kansas and
 Missouri, allowing for recovery of substantially all of our capital additions
• Aggressively pursuing strategies to improve our operating cost structure and the best combination of rate cases and
 riders/trackers to reduce regulatory lag while minimizing the impact on customers

June 2012 Investor Presentation

Regulatory, Transmission
and La Cygne Update

June 2012 Investor Presentation

Kansas Rate Case Summary
Jurisdiction	Case Number	Date Filed	Requested Increase (in Millions)	Requested Increase (Percent)	Rate Base (in Millions)	Requested ROE	Rate- making Equity Ratio	Anticipated Effective Date of New Rates
KCP&L - KS	12-KCPE-764-RTS	4/20/2012	$63.6	12.9%	$1,820.81	10.40%	51.8%	1/1/2013
Total
Increase
$63.6 M

1 Projected rate base is approximately $40 million or 2% higher than at the conclusion of the last rate case
June 2012 Investor Presentation

• Based on test year ending December 31, 2011
 − Known and measurable changes projected through June 30, 2012
• Rate base increase includes
 − La Cygne environmental CWIP - $66 million
 − 48 MW Spearville 2 Wind Facility - $51 million
 − Additional infrastructure investments
 − Additions to rate base largely offset by increase in accumulated deferred income tax primarily as a result of bonus depreciation
• Requested authorization to file abbreviated rate case for additional
 La Cygne environmental CWIP following the conclusion of this rate case
• Requested change to jurisdictional-allocation method of capital investment in facilities
• Requested change to depreciation rates to more accurately assign costs to the customers who benefit from the use of those assets
2012 Kansas Rate Case

June 2012 Investor Presentation

Missouri Rate Case Summary
Jurisdiction	Case Number	Date Filed	Requested Increase (in Millions)	Requested Increase (Percent)	Rate Base (in Millions)	Requested ROE	Rate- making Equity Ratio	Anticipated Effective Date of New Rates
KCP&L - MO	ER-2012-0174	2/27/2012	$105.7	15.1%	$2,129.9	10.40%	52.5%	Late January 2013
GMO - MPS	ER-2012-0175	2/27/2012	$58.3	10.9%	$1,411.9	10.40%	52.5%	Late January 2013
GMO - L&P	ER-2012-0175	2/27/2012	$25.2	14.6%	$479.5	10.40%	52.5%	Late January 2013
Total			$189.2		$4,021.31
1 Projected combined rate base is approximately $226 million or 6% higher than at the conclusion of the last rate cases for these jurisdictions
* Reflects revised wholesale margin cap request of $22.7 M
Total
Increase
$105.7 M
Total
Increase
$83.5 M

June 2012 Investor Presentation

2012 KCP&L-MO Rate Case
• Based on test year ending September 30, 2011
 − August 31, 2012 true-up date
• Revised wholesale margin cap requested
 − Wholesale margin threshold of $22.7 million Missouri jurisdictional share (40th percentile) compared to current cap of $45.9 million
 (40th percentile)
• Additional infrastructure capital investment
• New trackers requested
 − Property taxes
 − Transmission
 − Renewable energy standard (RES)
 − Fuel interim energy charge (IEC) including wholesale margin offset
 • Wholesale margin sharing mechanism proposed
• Other operating costs increases

June 2012 Investor Presentation

• Based on test year ending September 30, 2011
 – August 31, 2012 true-up date
GMO-MPS
• Demand side management (DSM) / Energy Efficiency (EE) investment recovery based on Missouri Energy Efficiency Investment Act (MEEIA)
 filing
• Additional infrastructure capital investment
• Fuel cost increases since previous rate case due to rebasing fuel adjustment clause (FAC)
• New trackers requested
 - Property taxes, transmission and RES
GMO-L&P
• DSM / EE investment recovery based on MEEIA filing
• Additional infrastructure capital investment
• Fuel cost increases since previous rate case due to rebasing FAC
• New trackers requested
 - Property taxes, transmission and RES
2012 GMO Rate Case

June 2012 Investor Presentation

• Great Plains Energy (GXP) and American Electric Power (AEP) have formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects
 – GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC)
 – AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC)

• GXP’s regulated subsidiaries, KCP&L and GMO, will seek regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects they have committed to build that are in the initial stages of development
 – Sibley-Nebraska City an SPP Priority Project - 345kV, GMO’s share is approximately 170 miles
    (175 miles total project), estimated total costs of approximately $380 million, expected in service:
    2017
 – Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $54 million, expected in-service: 2015
 – KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource
• Estimated timeframe to obtain Missouri Public Service Commission (MPSC) and Federal
 Energy Regulatory Commission (FERC) approvals to novate the projects is approximately 18 months
Transource Overview

June 2012 Investor Presentation

GPE Transmission Holding
Company, LLC
AEP Transmission Holding
Company, LLC
86.5%
13.5%
Transource Ownership Structure
Great Plains Energy Incorporated
American Electric Power
Company, Inc.
100%
100%
Transmission Projects

June 2012 Investor Presentation

Transource Overview

June 2012 Investor Presentation
• Exclusive vehicle for GXP and AEP to pursue future competitive transmission projects throughout the continental United States that fall within the scope of FERC Order 1000
 (regional and inter-regional transmission projects subject to regional cost allocation)
 – Initial focus on three regional transmission organizations (RTO) - SPP, Midwest Independent
 Transmission System Operator (MISO) and PJM Interconnection (PJM). Pursuit of new
 transmission in other regions as markets mature
 – The venture excludes transmission projects in the Electric Reliability Council of Texas (ERCOT)
     and AEP’s existing transmission project joint ventures
• AEP will operate Transource and provide the majority of staff and services for the venture through its service company
 – GXP will leverage AEP project execution strengths on the current SPP projects in completing the
    Sibley-Nebraska City and Iatan-Nashua projects
• No earnings impact expected through 2015
 – Consistent with GXP stand alone build of two current SPP projects
• Transource funding requirements will be consistent with ownership structure

• Long-term growth opportunity through creation of national transmission platform
 − Provides opportunity for sustainable, long-term growth in competitive transmission market
 − Ability to co-invest in transmission with AEP on a national scale
 − First-class partner with largest US transmission system, strong balance sheet and demonstrated commitment to transmission growth
 − Project execution expertise creates greatest value for customers
 − Provides geographic investment diversity
• Diversifies earnings
 − Transmission investments help diversify long-term investments
 − Enhances returns on future capital investments by way of FERC’s regulatory construct for transmission
 • Improves ability to earn authorized ROE
• Enhances financial flexibility
 − Reduces medium-term capital expenditure requirements and external financing needs
 − Smoothes capital requirements with near-term environmental investments and longer term transmission opportunities
 − Reduces regulatory lag due to FERC cost recovery mechanisms
GXP Benefits from Transource Joint Venture

June 2012 Investor Presentation

SPP $4.2
*Projected capital expenditure excludes Allowance for Funds Used During Construction (AFUDC)

June 2012 Investor Presentation
GXP Projected Capital Expenditures*

La Cygne Environmental Upgrade
Construction Update
Key Steps to Completion
• Site Prep; Major Equipment Purchase	Q3 2011 - Q3 2012
• New Chimney Shell Erected	Q3 2012
• Installation of Low Nox Burners for La Cygne 2	Q2 2013
• Major Construction	Q4 2012 - Q2 2014
• Startup Testing	Q3 2014
• Tie-in Outage Unit 2	Q4 2014
• Tie-in Outage Unit 1	Q1 2015
• In-service	Q2 2015
LaCygne Generation Station
• La Cygne Coal Unit 1 368 MW* - Wet scrubber, baghouse, activated carbon injection
• La Cygne Coal Unit 2 343 MW* - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low Nox burners
• Project cost estimate, excluding AFUDC and property tax, $615 million*. Kansas jurisdictional share is $281 million
• 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable
• Project is on schedule and on budget
* KCP&L’s 50% share

June 2012 Investor Presentation

2011 Review and First Quarter
2012 Operations and Financial Update

June 2012 Investor Presentation

2011 Review
Financial	• Full-year earnings per share of $1.25 • Increased quarterly dividend to $0.2125

Operational
• Presented the ReliabilityOne award for the Plains Region for fifth consecutive year

• Rated Tier 1 in J.D. Power and Associates 2011 Electric Utility Residential
 Satisfaction Study for third consecutive year

• Introduced initiatives to streamline business and improve field communications

Strategic	• Contracted PPAs increasing renewable energy portfolio to approximately 600 MWs • Right-sized the Company with Organizational Realignment and Voluntary Separation Program

Regulatory
• Completed the Comprehensive Energy Plan
 - Completed the Missouri rate cases - annual increase of $100 million
 - Iatan 2 in rate base

• Kansas Corporation Commission approved predetermination for La Cygne environmental upgrades

June 2012 Investor Presentation

Plant Performance

June 2012 Investor Presentation

Retail MWh Sales
1 As of March 31

June 2012 Investor Presentation
1

2012 First Quarter EPS Reconciliation Versus 2011
	2011 EPS	2012 EPS	Change in EPS
1Q	$ 0.01	($0.07)	($0.08)
Contributors to Change in 2012 EPS Compared to 2011
	Weather	Wolf Creek	Interest Expense	New Retail Rates	2011 Special Factors	Total
1Q 2012	$ (0.11)	$ (0.07)	$ (0.10)	$ 0.13	$ 0.07	$ (0.08)

June 2012 Investor Presentation

	Earnings (in Millions)		Earnings per Share
	2012	2011	2012	2011
Electric Utility	$ 4.5	$ 7.0	$ 0.03	$ 0.05
Other	(13.8)	(4.7)	(0.10)	(0.04)
Net income (loss)	(9.3)	2.3	(0.07)	0.01
Less: Net loss attributable to noncontrolling interest	0.2	0.1	-	-
Net income (loss) attributable to Great Plains Energy	(9.1)	2.4	(0.07)	0.01
Preferred dividends	(0.4)	(0.4)	-	-
Earnings (loss) available for common shareholders	$ (9.5)	$ 2.0	$ (0.07)	$ 0.01
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Three Months Ended March 31
(Unaudited)

June 2012 Investor Presentation

March 31, 2012 Debt Profile and Liquidity
Great Plains Energy Debt
($ in Millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate(2)	Amount	Rate(2)	Amount	Rate(2)	Amount	Rate(2)
Short-term debt	$ 366.0	0.67%	$110.8	0.92%	$ 30.0	2.00%	$ 506.8	0.80%
Long-term debt (3)	1,902.3	6.02%	633.0	10.97%	993.4	4.65%	3,528.7	6.51%
Total	$2,268.3	5.16%	$743.8	9.45%	$1,023.4	4.57%	$4,035.5	6.44%
Secured debt = $750 (19%), Unsecured debt = $3,285 (81%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments
(3) Includes current maturities of long-term debt

(4) Includes long-term debt maturities through December 31, 2021
(5) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date
(6) Includes KCP&L $110M accounts receivable securitization facility
Long-Term Debt Maturities(4)(5)
Liquidity

June 2012 Investor Presentation

Credit Profile for Great Plains Energy
Current Credit Ratings
	Moody’s	Standard & Poor’s
Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt	Stable - Ba2 Baa3	Stable BBB BB+ BBB-
KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper	Stable A3 Baa2 P-2	Stable BBB+ BBB A-2
GMO Outlook Senior Unsecured Debt Commercial Paper	Stable Baa3 P-3	Stable BBB A-2
* All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix
** Last twelve months (LTM) as of March 31, 2012

June 2012 Investor Presentation

*Based on Third Quarter 2011 Earnings Presentation
**2012 includes conversion to 17.1 million shares of GXP common stock in June
2012 Considerations
(a) Wholesale Margin	• Lower natural gas prices and related off-system sales impact due to KCP&L-MO wholesale margin cap • Majority of 2011 lag allocated to Special Factors for flooding and Wolf Creek extended outage
b) Other Lag and Variability	• Lower projected weather-normalized load growth from 1% to 0.5% • 2011 includes $0.12 EPS due to weather, 2012 assumes normal weather
(c) Regulatory Earned	• Regulatory earned ROE improving by 0 to 110 basis points over 2011

June 2012 Investor Presentation
2012 Earnings Guidance $1.20 - $1.40***
***Slide is from 2011 Fourth Quarter Earnings Webcast Presentation

• Affirming 2012 guidance of $1.20 - $1.40
 − Assumes normal weather for the remainder of the year
 − Assumes full-year weather-normalized demand growth
 of 50 basis points
• Affirming 2013 target of 50 basis points of lag in
 regulated operations
 − Outcomes of 2012 rate cases and timing of effective
 dates of new rates will be key drivers
2012 EPS Guidance Range and 2013 Target

June 2012 Investor Presentation

Appendix

June 2012 Investor Presentation

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses.
Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
Great Plains Energy Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)
	Three Months Ended March 31 (millions)
	2012	2011
Operating revenues	$ 479.7	$ 492.9
Fuel	(119.3)	(104.9)
Purchased power	(24.7)	(54.9)
Transmission of electricity by others	(7.3)	(7.5)
Gross margin	$ 328.4	$ 325.6

June 2012 Investor Presentation

Credit Metric Reconciliation to GAAP
Funds from operations (FFO) to adjusted debt is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO to adjusted debt, as used
by Great Plains Energy, is defined in accordance
with Standard & Poor’s methodology used for
calculating FFO to debt. The numerator of the ratio
is defined as net cash from operating activities
(GAAP) plus non-GAAP adjustments related to
operating leases, hybrid securities, post-retirement
benefit obligations, capitalized interest, power
purchase agreements, asset retirement obligations,
changes in working capital and decommissioning
fund contributions. The denominator of the ratio is
defined as the sum of debt balances (GAAP) plus
non-GAAP adjustments related to some of the same
items adjusted for in the numerator and other
adjustments related to securitized receivables and
accrued interest. Management believes that FFO to
adjusted debt provides a meaningful way to better
understand the Company’s credit profile. FFO to
adjusted debt is used internally to help evaluate the
possibility of a change in the Company’s credit rating.

June 2012 Investor Presentation

Credit Metric Reconciliation to GAAP
Funds from operations (FFO) interest coverage
ratio is a financial measure that is not calculated
in accordance with generally accepted accounting
principles (GAAP). FFO interest coverage, as
used by Great Plains Energy, is defined in
accordance with Standard & Poor’s methodology
used for calculating FFO interest coverage. The
numerator of the ratio is defined as net cash from
operating activities (GAAP) plus non-GAAP
adjustments related to operating leases, hybrid
securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions
plus adjusted interest expense (non-GAAP). The
denominator of the ratio, adjusted interest
expense, is defined as interest charges (GAAP)
plus non-GAAP adjustments related to some of
the same items adjusted for in the numerator and
other adjustments needed to match Standard &
Poor’s calculation. Management believes that
FFO interest coverage provides a meaningful way
to better understand the Company’s credit profile.
FFO interest coverage is used internally to help
evaluate the possibility of a change in the
Company’s credit rating.

June 2012 Investor Presentation

Credit Metric Reconciliation to GAAP
Adjusted debt to total adjusted capitalization is
a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). Adjusted debt to total
adjusted capitalization, as used by Great Plains
Energy, is defined in accordance with Standard
& Poor’s methodology used for calculating the
ratio of debt to debt and equity. The numerator
of the ratio, adjusted debt, is defined as the
sum of debt balances (GAAP) plus non-GAAP
adjustments related to securitized receivables,
operating leases, hybrid securities, post-
retirement benefit obligations, accrued interest,
power purchase agreements and asset
retirement obligations. The denominator of the
ratio, total adjusted capitalization, is defined as
the sum of equity balances (GAAP) plus non-
GAAP adjustments related to hybrid securities
plus the non-GAAP adjusted debt as defined for
the numerator. Management believes that
adjusted debt to total adjusted capitalization
provides a meaningful way to better understand
the Company’s credit profile. Adjusted debt to
total adjusted capitalization is used internally to
help evaluate the possibility of a change in the
Company’s credit rating.

June 2012 Investor Presentation